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                                                               Exhibit 10.2



                              OPTIO SOFTWARE, INC.
                          DIRECTORS' STOCK OPTION PLAN

                                   SECTION 1.
                                    PURPOSE

         The purpose of this Plan is to promote the interests of the Company by providing the opportunity to purchase Shares to Directors who are not Employee in order to attract and retain such Directors by providing an incentive to work to increase the value of Shares and a stake in the future of the Company which corresponds to the stake of each of the Company's shareholders. The Plan provides for the grant of Non-Qualified Stock Options to aid the Company in obtaining these goals.

                                   SECTION 2.
                                  DEFINITIONS

         Each term set forth in this Section shall have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular, and reference to one gender shall include the other gender.

         2.1      BOARD means the Board of Directors of the Company.

         2.2      CODE means the Internal Revenue Code of 1986, as amended.

         2.3      COMMITTEE means the Compensation Committee of the Board.

         2.4 COMMON STOCK means the common stock, no par value per share, of the Company.

         2.5 COMPANY means Optio Software, Inc., a Georgia corporation, and any successor to such organization.

         2.6      DIRECTOR means a member of the Board.

         2.7      ELIGIBLE DIRECTOR means a Director who is not an Employee.

         2.8 EMPLOYEE means an employee of the Company, a Subsidiary or a Parent.

         2.9 EXCHANGE ACT means the Securities Exchange Act of 1934, as amended.

         2.10 EXERCISE PRICE means the price which shall be paid to purchase one (1) Share upon the exercise of an Option granted under this Plan.

         2.11 FAIR MARKET VALUE of each Share on any date means the price determined below on the last business day immediately preceding the date of valuation:

                  (a) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the National Market of the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") System, its Fair Market Value per share shall be the closing sale price for the Common Stock (or the mean of the closing bid and asked prices, if no sales were reported), as quoted on such exchange or system on the date of such determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or


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                  (b) If the Common Stock is not listed on any established stock exchange or a national market system, its Fair Market Value per share shall be the average of the closing dealer "bid" and "ask" prices of a share of the Common Stock as reflected on the NASDAQ intermeddler quotation system of the National Association of Securities Dealers, Inc. on the date of such determination; or

                  (c) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

         2.12 INSIDER means an individual who is, on the relevant date, an officer, Director or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

         2.13     NQSO means an option granted under this Plan to purchase
Shares.

         2.14     OPTION means a NQSO.

         2.15 PARENT means any corporation which is a parent of the Company (within the meaning of Code ss.424).

         2.16     PARTICIPANT means an individual who receives a NQSO hereunder.

         2.17 PLAN means this Optio Software, Inc. Directors' Stock Option Plan, as amended from time to time.

         2.18     SHARE means a share of the Common Stock of the Company.

         2.19 STOCK OPTION AGREEMENT means an agreement between the Company and a Participant evidencing an award of a NQSO.

         2.20 SUBSIDIARY means any corporation which is a subsidiary of the Company (within the meaning of Code ss.424(f)).

                                   SECTION 3.
                         SHARES SUBJECT TO STOCK OPTIONS

         The total number of Shares that may be issued pursuant to Stock Options under this Plan shall not exceed 300,000, as adjusted pursuant to Section 10. Such Shares shall be reserved, to the extent that the Company deems appropriate, from authorized but unissued Shares, and from Shares which have been reacquired by the Company. Furthermore, any Shares subject to a Stock Option which remain after the cancellation, expiration or exchange of such Stock Option thereafter shall again become available for use under this Plan.

                                   SECTION 4.
                                 EFFECTIVE DATE

         The effective date of this Plan, as amended and restated herein, shall be the date it is adopted by the Board.


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                                   SECTION 5.
                                 ADMINISTRATION

         5.1 GENERAL ADMINISTRATION. This Plan shall be administered by the Board. The Board, acting in its absolute discretion, shall exercise such powers and take such action as expressly called for under this Plan. The Board shall have the power to interpret this Plan and, subject to Section 12 to take such other action in the administration and operation of the Plan as it deems equitable under the circumstances. The Board's actions shall be binding on the Company, on each affected Director, and on each other person directly or indirectly affected by such actions.

         5.2 DELEGATION OF AUTHORITY. The Board may delegate its authority under the Plan, in whole or in part, to a Committee appointed by the Board consisting of not less than two (2) Directors. The members of the Committee shall serve at the discretion of the Board. The Committee (if appointed) shall act according to the policies and procedures set forth in the Plan and to those policies and procedures established by the Board, and the Committee shall have such powers and responsibilities as are set forth by the Board. Reference to the Board in this Plan shall specifically include reference to the Committee where the Board has delegated it authority to the Committee, and any action by the Committee pursuant to a delegation of authority by the Board shall be deemed an action by the Board under the Plan. Notwithstanding the above, the Board may assume the powers and responsibilities granted to the Committee at any time, in whole or in part.

         5.3 DECISIONS BINDING. All determinations and decisions made by the Board (or its delegate) pursuant to the provisions of this Plan and all related orders and resolutions of the Board shall be final, conclusive and binding on all persons, including the Company, its stockholders, Directors, Participants, and their estates and beneficiaries.

                                   SECTION 6.
                        ELIGIBILITY AND GRANTS OF OPTIONS

         6.1 INDIVIDUALS ELIGIBLE FOR GRANTS OF OPTIONS. Only Eligible Directors shall be eligible for the grant of Stock Options under this Plan. Eligible Directors shall receive Options hereunder in accordance with the provisions of
Section 6.2 below.

         6.2 GRANT OF OPTIONS. Options shall be granted to Eligible Directors in accordance with the following formulas:

                  (a) OPTIONS UPON INITIALLY BECOMING A DIRECTOR. Upon initially becoming an Eligible Director after the effective date, an individual shall be granted an Option to purchase 10,000 Shares, with such Option subject to the provisions of Section 7 below, and with such grant occurring on the date on which the individual becomes an Eligible Director. Options granted under this subsection (a) shall not be granted to a Director who has previously served as a Director and who is again becoming a Director, but shall only be granted upon an individual's initially becoming an eligible Director.

                  (b) OPTIONS AFTER EACH YEAR OF SERVICE. As of the end of each completed year of service as an Eligible Director after the effective date, an individual shall be granted an Option to purchase 5,000 Shares, with such Option subject to the provisions of Section 7 below.

                  (c) TRANSITIONAL RULE. Except as provided in this subsection
(c), no individual who is serving as an Eligible Director as of the effective date of this Plan shall be entitled to any Options under subsections (a) or (b) above of this Plan until the expiration of his current term. Each Eligible Director as of the effective date shall be granted Options under the terms and provisions of subsection (a) above as of the effective date as if such Director had initially become an Eligible Director on the effective date. Each Eligible


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Director as of the effective date shall be granted Options under the terms and provisions of subsection (b) as if such Director had completed a single fiscal year of service as of the date on which his current term is set to expire.

                  (d) YEARS OF SERVICE. A year of service as a director shall be measured from the date of an annual meeting of shareholders of the Company to the date of the next succeeding annual meeting. The Committee shall have complete power to interpret the provisions of this Section 6.2, including the power to determine whether an individual has completed a year of service.

                                    SECTION 7
                             TERMS OF STOCK OPTIONS

         7.1      TERMS AND CONDITIONS OF ALL STOCK OPTIONS

                  (a) Each Stock Option shall be evidenced by a Stock Option Agreement executed by the Company and the Participant, which shall be in such form and contain such terms and conditions as the Committee in its discretion may, subject to the provisions of the Plan, from time to time determine.

                  (d) Options issued under this Plan shall be immediately vested upon grant.

                  7.2      TERMS AND CONDITIONS OF OPTIONS.

                  (a) EXERCISE PRICE. Subject to adjustment in accordance with
Section 10 and the other provisions of this Section, the Exercise Price shall be set forth in the applicable Stock Option Agreement, and shall be equal to the Fair Market Value of a Share determined as of the date of grant of the Option.

                  (b) OPTION TERM. Each Option granted under this Plan shall be exercisable in whole or in part as of the date of grant, but no Stock Option Agreement shall (i) make an Option exercisable before the date such Option is granted; or (ii) make an Option exercisable after the earlier of (A) the date such Option is exercised in full, or (B) the date which is the tenth (10th) anniversary of the date such Option is granted.

                  (c) PAYMENT. Options shall be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised accompanied by full payment for the Shares. Payment for all shares of Stock purchased pursuant to exercise of an Option shall be made in cash or, if the Stock Option Agreement provides, by delivery to the Company of a number of Shares which have been owned by the holder for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value equal to the amount to be tendered, or a combination thereof. In addition, if the Stock Option Agreement so provides, the Option may be exercised through a brokerage transaction following registration of the Company's equity securities under Section 12 of the Securities Exchange Act of 1934 as permitted under the provisions of Regulation T applicable to cashless exercises promulgated by the Federal Reserve Board. However, notwithstanding the foregoing, with respect to any Option recipient who is an Insider, a tender of shares or a cashless exercise must (1) have met the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act, or (2) be a subsequent transaction the terms of which were provided for in a transaction initially meeting the requirements of an exemption under Rule 16b-3 promulgated under the Exchange Act. Payment shall be made at the time that the Option or any part thereof is exercised, and no Shares shall be issued or delivered upon exercise of an Option until full payment has been made by the Participant. The holder of an Option, as such, shall have none of the rights of a stockholder. Notwithstanding the preceding, and in the sole discretion of the Committee, an Option may be exercised as to a portion or all (as determined by the Committee) of the number of Shares specified in the Stock Option Agreement by delivery to the Company of a promissory note, such promissory note to be executed by the Participant and which shall include, with such other terms and conditions as the Committee shall determine,


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provisions in a form approved by the Committee under which: (i) the balance of the aggregate purchase price shall be payable in equal installments over such period and shall bear interest at such rate (which shall not be less than the prime bank loan rate as determined by the Committee) as the Committee shall approve, and (ii) the Participant shall be personally liable for payment of the unpaid principal balance and all accrued but unpaid interest.

                  (d) CONDITIONS ON SHARES PURCHASED WITH OPTION. The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.

                  (e) NONTRANSFERABILITY OF OPTIONS. An Option shall not be transferable or assignable except by will or by the laws of descent and distribution and shall be exercisable, during the Participant's lifetime, only by the Participant; provided, however, that in the event the Participant is incapacitated and unable to exercise his or her Option, such Option may be exercised by such Participant's legal guardian, legal representative, or other representative whom the Committee deems appropriate based on applicable facts and circumstances. The determination of incapacity of a Participant and the determination of the appropriate representative of the Participant who shall be able to exercise the Option if the Participant is incapacitated shall be determine by the Committee in its sole and absolute discretion.

                                   SECTION 8.
                              SECURITIES REGULATION

         Each Stock Option Agreement may provide that, upon the receipt of Shares as a result of the surrender or exercise of a Stock Option, the Participant shall, if so requested by the Company, hold such Shares for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Each Stock Option Agreement may also provide that, if so requested by the Company, the Participant shall make a written representation to the Company that he or she will not sell or offer to sell any of such Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933, as amended ("1933 Act"), and any applicable state securities law or, unless he or she shall have furnished to the Company an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required. Certificates representing the Shares transferred upon the exercise or surrender of a Stock Option granted under this Plan may at the discretion of the Company bear a legend to the effect that such Shares have not been registered under the 1933 Act or any applicable state securities law and that such Shares may not be sold or offered for sale in the absence of an effective registration statement as to such Shares under the 1933 Act and any applicable state securities law or an opinion, in form and substance satisfactory to the Company, of legal counsel acceptable to the Company, that such registration is not required.

                                   SECTION 9.
                                  LIFE OF PLAN

         No Stock Option shall be granted under this Plan on or after the earlier of:

         (a) the tenth (10th) anniversary of the effective date of this Plan (as determined under Section 4 of this Plan), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Stock Options have been surrendered or exercised in full or no longer are exercisable, or


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         (b) the date on which all of the Shares reserved under Section 3 of this Plan have (as a result of the exercise of Stock Options granted under this Plan) been issued or no longer are available for use under this Plan.

                                   SECTION 10.
                                   ADJUSTMENT

         The number of Shares reserved under Section 3 of this Plan, and the number of Shares subject to Stock Options granted under this Plan, and the Exercise Price of any Options, shall be adjusted by the Committee in an equitable manner to reflect any change in the capitalization of the Company, including, but not limited to, such changes as stock dividends or stock splits. Furthermore, the Committee shall have the right to adjust (in a manner which satisfies the requirements of Code ss.424(a)) the number of Shares reserved under Section 3, the number of Shares and Exercise Price of Options to be granted under Section 6, and the number of Shares subject to Stock Options granted under this Plan, and the Exercise Price of any Options in the event of any corporate transaction described in Code ss.424(a) which provides for the substitution or assumption of such Stock Options. If any adjustment under this Section creates a fractional Share or a right to acquire a fractional Share, such fractional Share shall be disregarded, and the number of Shares reserved under this Plan and the number subject to any Stock Options granted under this Plan shall be the next lower number of Shares, rounding all fractions downward. An adjustment made under this Section by the Committee shall be conclusive and binding on all affected persons and, further, shall not constitute an increase in the number of Shares reserved under Section 3.

                                   SECTION 11.
                          SALE OR MERGER OF THE COMPANY

       If the Company agrees to sell substantially all of its assets for cash or property, or for a combination of cash and property, or agrees to any merger, consolidation, reorganization, division or other transaction in which Shares are converted into another security or into the right to receive securities or property, and such agreement does not provide for the assumption or substitution of the Stock Options granted under this Plan, each Stock at the direction and discretion of the Committee or the Board, or as is otherwise provided in the Stock Option Agreements (i) may be deemed to be fully vested and/or exercisable, or (ii) may be canceled unilaterally by the Company in exchange for (a) whole Shares and, at the Committee's direction and discretion, cash in lieu of any fractional Share which each Participant would otherwise receive if he or she had the right to exercise his or her outstanding Stock Option in full and he or she exercised that right exclusively for Shares on a date fixed by the Committee which comes before such sale or other corporate transaction, or (b) cash or other property equivalent in value, as determined by the Board in its sole discretion, to the Shares described in (a). Any such Stock Option which is not assumed or substituted as provided above and which the Company does not elect to cancel prior to a sale or other corporate transaction as described in this Section shall become fully vested and immediately exercisable just prior to the closing of such transaction.

                                   SECTION 12.
                            AMENDMENT OR TERMINATION

         This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate. The Board also may suspend the granting of Stock Options under this Plan at any time and may terminate this Plan at any time; provided, however, the Company shall not have the right to modify, amend or cancel any Stock Option granted before such suspension or termination unless (a) the Participant consents in writing to such modification, amendment or cancellation, or (b) there is a dissolution or liquidation of the Company or a transaction described in Section 10 or Section 11.


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                                   SECTION 13.
                                  MISCELLANEOUS

         13.1 SHAREHOLDER RIGHTS. No Participant shall have any rights as a shareholder of the Company as a result of the grant of a Stock Option to him or to her under this Plan or his or her exercise or surrender of such Stock Option pending the actual delivery of Shares subject to such Stock Option to such Participant.

         13.2 NO GUARANTEE OF CONTINUED RELATIONSHIP. The grant of a Stock Option to a Participant under this Plan shall not constitute a contract for services and shall not confer on a Participant any rights upon his or her termination of service or relationship with the Company in addition to those rights, if any, expressly set forth in the Stock Option Agreement which evidences his or her Stock Option.

         13.3 CONSTRUCTION. This Plan shall be construed under the laws of the State of Georgia.


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